Otter Creek Long/Short Opportunity Fund
(the “Fund”)
Institutional Class – Ticker: OTTRX
Investor Class – Ticker: OTCRX

Supplement dated April 14, 2022 to the Statutory Prospectus dated February 28, 2022

Effective April 14, 2022, Mr.Cory J. Reed, CFA, will serve as a Portfolio Manager and Principal of the Fund. Messrs. Keith Long and Tyler C. Walling will continue to serve as Portfolio Managers and Principals of the Fund.

The following disclosure is added to the section titled “Summary Section” under the heading “Portfolio Managers” on page 8 of the Prospectus:

Portfolio Managers
Name	Title	Managed the Fund Since
Cory J. Reed, CFA	Principal	April 2022

The following disclosure is added to the section titled “Management of the Fund” under the heading “The Advisor’s Portfolio Managers” on page 17 of the Prospectus:

Cory J. Reed, CFA. Mr. Reed is a Principal and Portfolio Manager with the Advisor. Mr. Reed joined the investment advisor in September 2016 and served as an investment professional. Prior to joining Otter Creek Advisors, Mr. Reed worked at Tetrem Capital Management, a Canadian investment firm based in Winnipeg, MB and Boston, MA, as Head of Trading from March 2013 through September 2016. Prior to that Mr. Reed spent time at LPL Financial in the research department, and with Needham and Company. While at Needham and Co. Mr. Reed performed in-depth fundamental research and analysis for Financial Technology, and IT Hardware companies. Mr. Reed started his career with Westfield Capital Management as an Assistant Trader. Mr. Reed received his BS in Business Administration from The University of Maine in 2007. Mr. Reed is also a CFA Charter holder.

Please retain this Supplement with the Statutory Prospectus.

Otter Creek Long/Short Opportunity Fund
(the “Fund”)
Institutional Class – Ticker: OTTRX
Investor Class – Ticker: OTCRX

Supplement dated April 14, 2022 to the Statement of Additional Information (“SAI”) dated February 28, 2022

Effective April 14, 2022, Mr. Cory J. Reed, CFA, will serve as a Portfolio Manager and Principal of the Fund. Messrs. Keith Long and Tyler C. Walling will continue to serve as Portfolio Managers and Principals of the Fund.

The following disclosure is added to page 40 of the SAI:

Messrs.  Roger Keith Long, Tyler C. Walling and Cory J. Reed (collectively the “Portfolio Managers”), serve as the Portfolio Managers for the Fund, each of whom are jointly and primarily responsible for the day-to-day management of the Fund. The following provides information regarding other accounts managed by the portfolio managers as of March 31, 2022. Asset amounts are approximate and have been rounded.

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	0	None	N/A
Other Pooled Investment Vehicles	0	0	None	N/A
Other Accounts	15	$3.6 million	None	N/A

The following disclosure on page 41 of the SAI is revised as follows:

The following indicates the beneficial ownership of each portfolio manager in the Otter Creek Long/Short Opportunity Fund as of October 31, 2021:

Portfolio Manager	Dollar Range of Shares Owned
Keith Long	Over $1,000,000
Tyler C. Walling	$100,001-$500,000
Cory J. Reed*	$10,001-$50,000
*Cory J. Reed’s information is as of March 31, 2022.

Please retain this supplement with your SAI.